MORGAN STANLEY DEAN WITTER INSURED
MUNICIPAL INCOME TRUST                                   Two World Trade Center,
LETTER TO THE SHAREHOLDERS October 31, 2000             New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued to register solid economic growth over the 12-month period ended October 31, 2000. Unemployment reached a 30-year low and real personal consumption accelerated. The tightening labor market and rising oil prices led to increased concern that inflationary pressures would surface. In response, the Federal Reserve Board increased the federal funds rate 100 basis points in three moves between February and May. The federal funds rate currently stands at a nine-year high of 6.50 percent. The Fed's shift toward a tighter monetary policy, which began last year, caused long-term interest rates to increase in 1999. Early this year, however, the U.S. Treasury announced its plans to utilize a growing federal budget surplus to reduce its debt. This announcement precipitated a rally in the bond market. By the end of October 2000, long-term interest rates had declined significantly. Vigilance by the Federal Reserve in controlling inflation and signs of moderating economic activity also contributed to more favorable bond market conditions.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index, which stood at 6.03 percent at the end of October 1999, reached a high of 6.19 percent in mid January before declining to 5.65 percent at the end of October 2000. Because bond prices move inversely to changes in interest rates, bond prices declined in 1999 but improved this year. The municipal yield curve flattened 79 basis points during the year and the pickup for extending maturities from one to 30 years declined from 225 basis points in October 1999 to 146 basis points at the end of this October.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. A rising yield ratio indicates weaker relative performance by municipals, a declining ratio stronger performance. Over the past 12 months, this ratio has averaged 98 percent. Long-term municipal yields have generally followed the trend of U.S. Treasury yields. For the past three years the high and low ratios have been 100 percent and 83 percent, respectively.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

During the first 10 months of 2000, municipal underwriting was 17 percent below the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped nearly 60 percent. Approximately 40 percent of the underwritings were enhanced with bond insurance, versus an average of 50 percent in the previous three years.

  Date            AAA Ins   Tsy     % Relationship
  ----            -------   ---     --------------
12/31/93            5.40%   6.34%       85.17%
01/31/94            5.40    6.24        86.54%
02/28/94            5.80    6.66        87.09%
03/31/94            6.40    7.09        90.27%
04/29/94            6.35    7.32        86.75%
05/31/94            6.25    7.43        84.12%
06/30/94            6.50    7.61        85.41%
07/29/94            6.25    7.39        84.57%
08/31/94            6.30    7.45        84.56%
09/30/94            6.55    7.81        83.87%
10/31/94            6.75    7.96        84.80%
11/30/94            7.00    8.00        87.50%
12/30/94            6.75    7.88        85.66%
01/31/95            6.40    7.70        83.12%
02/28/95            6.15    7.44        82.66%
03/31/95            6.15    7.43        82.77%
04/28/95            6.20    7.34        84.47%
05/31/95            5.80    6.66        87.09%
06/30/95            6.10    6.62        92.15%
07/31/95            6.10    6.86        88.92%
08/31/95            6.00    6.66        90.09%
09/29/95            5.95    6.48        91.82%
10/31/95            5.75    6.33        90.84%
11/30/95            5.50    6.14        89.58%
12/29/95            5.35    5.94        90.07%
01/31/96            5.40    6.03        89.55%
02/29/96            5.60    6.46        86.69%
03/29/96            5.85    6.66        87.84%
04/30/96            5.95    6.89        86.36%
05/31/96            6.05    6.99        86.55%
06/28/96            5.90    6.89        85.63%
07/31/96            5.85    6.97        83.93%
08/30/96            5.90    7.11        82.98%
09/30/96            5.70    6.93        82.25%
10/31/96            5.65    6.64        85.09%
11/29/96            5.50    6.35        86.61%
12/31/96            5.60    6.63        84.46%
01/31/97            5.70    6.79        83.95%
02/28/97            5.65    6.80        83.09%
03/31/97            5.90    7.10        83.10%
04/30/97            5.75    6.94        82.85%
05/30/97            5.65    6.91        81.77%
06/30/97            5.60    6.78        82.60%
07/30/97            5.30    6.30        84.13%
08/31/97            5.50    6.61        83.21%
09/30/97            5.40    6.40        84.38%
10/31/97            5.35    6.15        86.99%
11/30/97            5.30    6.05        87.60%
12/31/97            5.15    5.92        86.99%
01/31/98            5.15    5.80        88.79%
02/28/98            5.20    5.92        87.84%
03/31/98            5.25    5.93        88.53%
04/30/98            5.35    5.95        89.92%
05/29/98            5.20    5.80        89.66%
06/30/98            5.20    5.65        92.04%
07/31/98            5.18    5.71        90.72%
08/31/98            5.03    5.27        95.45%
09/30/98            4.95    5.00        99.00%
10/31/98            5.05    5.16        97.87%
11/30/98            5.00    5.06        98.81%
12/31/98            5.05    5.10        99.02%
01/31/99            5.00    5.09        98.23%
02/28/99            5.10    5.58        91.40%
03/31/99            5.15    5.63        91.47%
04/30/99            5.20    5.66        91.87%
05/31/99            5.30    5.83        90.91%
06/30/99            5.47    5.96        91.78%
07/31/99            5.55    6.10        90.98%
08/31/99            5.75    6.06        94.88%
09/30/99            5.85    6.05        96.69%
10/31/99            6.03    6.16        97.89%
11/30/99            6.00    6.29        95.39%
12/31/99            5.97    6.48        92.13%
01/31/00            6.18    6.49        95.22%
02/29/00            6.04    6.14        98.37%
03/31/00            5.82    5.83        99.83%
04/30/00            5.91    5.96        99.16%
05/31/00            5.91    6.01        98.34%
06/30/00            5.84    5.90        98.98%
07/31/00            5.73    5.78        99.13%
08/31/00            5.62    5.67        99.12%
09/30/00            5.74    5.89        97.45%
10/31/00            5.65    5.79        97.58%

Source: Municipal Market Data - A Division of Thomson Financial Group and
        Bloomberg L.P.




PERFORMANCE

During the 12-month period ended October 31, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Insured Municipal Income Trust (IIM) increased from $13.69 to $14.44 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.8625 per share, the Trust's total NAV return was
12.75 percent. IIM's value on the New York Stock Exchange (NYSE) decreased from $13.25 to $12.8125 per share during this period. Based on this change plus reinvestment of tax-free dividends, IIM's total market return was 3.29 percent. As of October 31, 2000, IIM's share price was at a 11.27 percent discount to its NAV.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

Monthly dividends for the fourth quarter of 2000, were declared in September. Beginning with the October payment, the monthly dividend was reduced from $0.0725 to $0.065 per share. The new dividend reflects current earning and the Trust's level of undistributed net investment income which was $0.051 per share on October 31, 2000, versus $0.117 per share 12 months earlier.

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 13 long-term sectors and 77 credits. Issues in the refunded bond category comprised 7 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. At the end of October, the portfolio's average maturity was 19 years. Average duration, a measure of portfolio sensitivity to interest rates, was 7.6 years. Generally, bonds with longer durations have greater volatility. The accompanying charts and tables provide current information on the portfolio's credit enhancements, maturity distribution and sector diversification. Optional call provisions and their respective cost (book) yields by year are also shown.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.07 per share to common share earnings. The Trust's five ARPS series totaling $155 million represented 28 percent of net assets. The yield on IIM's three weekly ARPS series ranged between 3.00 and 5.30 percent. Yields on series with rollovers in July and September 2001 are 4.45 and 4.32 percent, respectively. In comparison, the yield on 1-year municipal notes increased from 3.77 percent at the end of October 1999 to 4.19 percent at the end of this October.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

LOOKING AHEAD

The slower pace of economic growth and moderate inflation have caused the bond market to anticipate a shift by the Federal Reserve Board to a neutral bias in its monetary policy and the possibility of easing in 2001. This should create a favorable environment for municipal bonds.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal period ended October 31, 2000, the Trust purchased and retired 872,400 shares of common stock at a weighted average market discount of 7.07 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin

CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

                                   [BAR GRAPH]

                  LARGEST SECTORS AS OF OCTOBER 31, 2000
                  (% OF NET ASSETS)

                  WATER AND SEWER          17%
                  ELECTRIC                 13%
                  TRANSPORTATION           12%
                  HOSPITAL                 11%
                  IDR/PCR*                 10%
                  MORTGAGE                  8%
                  GENERAL OBLIGATION        7%
                  REFUNDED                  7%

                  * INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE.
                    PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

                                    [PIE CHART]

                  CREDIT EXHANCEMENTS AS OF OCTOBER 31, 2000
                  (% OF TOTAL LONG-TERM PORTFOLIO)

                  MBIA      37%
                  FGIC      23%
                  Ambac     21%
                  FSA       19%

                  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

                                   [BAR GRAPH]

                            DISTRIBUTION BY MATURITY
                               (% OF NET ASSETS)

                                                         WEIGHTED AVERAGE
                                                         MATURITY: 19 YEARS
                              UNDER 1 YEAR    3.0%
                              1-5 YEARS       2.6%
                              5-10 YEARS      3.4%
                              10-20 YEARS    48.1%
                              20-30 YEARS    36.4%
                              30+ YEARS       4.2%

                   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                OCTOBER 31, 2000

                                                        WEIGHTED AVERAGE
                                                        CALL PROTECTION: 6 YEARS
                                 BONDS CALLABLE

                                   [BAR CHART]

                                 2000       0%
                                 2001       2%
                                 2002      14%
                                 2003      48%
                                 2004       3%
                                 2005       1%
                                 2006       1%
                                 2007       1%
                                 2008       4%
                                 2009       6%
                                 2010+     20%


                                                        WEIGHTED AVERAGE
                                                        BOOK YIELD: 5.8%
                               COST (BOOK) YIELD*

                                   [BAR CHART]

                                 2000
                                 2001      6.0%
                                 2002      5.8%
                                 2003      5.9%
                                 2004      5.8%
                                 2005      5.9%
                                 2006      5.9%
                                 2007      5.6%
                                 2008      5.3%
                                 2009      5.6%
                                 2010+     5.7%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 6.0% ON 2% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2001.

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
RESULTS OF ANNUAL MEETING (unaudited)

                                      * * *

On October 24, 2000, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1)  ELECTION OF TRUSTEES:

Edwin J. Garn
  For .........................................    20,823,995
  Withheld ....................................       351,762

James F. Higgins
  For .........................................    20,827,287
  Withheld ....................................       348,470

Michael E. Nugent
  For .........................................    20,830,783
  Withheld ....................................       344,974

Philip J. Purcell
  For .........................................    20,831,804
  Withheld ....................................       343,953

The following Trustees were not standing for reelection at this meeting:

Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John L. Schroeder.

(2)  RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT
     AUDITORS:

  For .........................................    20,707,268
  Against .....................................       132,680
  Abstain .....................................       335,809

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000

 PRINCIPAL
 AMOUNT IN                                                                                    COUPON    MATURITY
 THOUSANDS                                                                                     RATE       DATE          VALUE
-----------                                                                                ----------- -----------  ------------
            TAX-EXEMPT MUNICIPAL BONDS (94.7%)
            General Obligation (7.4%)
            District of Columbia,
 $   5,000  Refg Ser 1993 B (Ambac) ......................................................     5.50  %  06/01/09    $  5,204,400
     6,000  Refg Ser 1993 B (FSA) ........................................................     5.50     06/01/10       6,239,820
     7,000  Cook County, Ilinois, Ser B (FGIC) ...........................................     5.50     11/15/22       6,816,810
     5,000  River Rouge School District, Michigan, 1993 Bldg & Site Unltd Tax (FSA) ......     5.625    05/01/22       5,019,700
     3,000  Vicksburg Community Schools, Michigan, 1993 Refg (MBIA) ......................     5.625    05/01/20       3,007,680
     6,000  Clark County Sanitation District, Nevada, Refg 1993 (FGIC) ...................     5.70     07/01/12       6,148,200
     8,000  Washoe County, Nevada, Reno - Sparks Convention Ltd Tax Ser 1993 A
            (FGIC) .......................................................................     5.75     07/01/22       8,067,600
 ---------                                                                                                          ------------
    40,000                                                                                                            40,504,210
 ---------                                                                                                          ------------
            Educational Facilities Revenue (3.0%)
     4,000  Alabama State University, General Tuition & Fee Ser 1993 (MBIA) ..............     5.70     05/01/15       4,078,680
     3,000  District of Columbia, American Association for the Advancement of
            Science Ser 1997 (Ambac) .....................................................     5.125    01/01/27       2,774,340
     4,000  Illinois Educational Facilities Authority, DePaul University Refg Ser 1997
            (Ambac) ......................................................................     5.50     10/01/19       3,971,920
     3,000  Indiana University, Student Fee Ser J (FGIC) .................................     5.00     08/01/18       2,822,040
     2,500  Rhode Island Health & Educational Building Corporation, Providence College
            Ser 1993 (MBIA) ..............................................................     5.60     11/01/15       2,527,550
 ---------                                                                                                          ------------
    16,500                                                                                                            16,174,530
 ---------                                                                                                          ------------
            Electric Revenue (13.1%)
     8,000  Redding, California, Ser 1993 A COPs (FGIC) ..................................     6.623++  06/01/19       8,140,000
            Massachusetts Municipal Wholesale Electric Company,
     5,000  1993 Ser A (Ambac) ...........................................................     5.00     07/01/10       5,034,800
     5,000  1993 Ser A (Ambac) ...........................................................     6.27++   07/01/18       4,656,250
    10,000  North Carolina Municipal Power Agency #1, Catawba Ser 1993 (MBIA) ............     6.42++   01/01/20       9,962,500
     4,000  Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993 (MBIA) ........     5.375    01/01/25       3,912,360
    10,000  South Carolina Public Service Authority, 1993 Refg Ser A (MBIA) ..............     5.50     07/01/21       9,853,500
    10,000  Lower Colorado River Authority, Texas, Refg Ser 1999 A (FSA) .................     5.875    05/15/16      10,448,800

    10,000  Washington Public Power Supply System, Nuclear Proj #1 Refg Ser 1993 A
            (MBIA) .......................................................................     5.70     07/01/17      10,113,300
    10,000  Wisconsin Public Power Incorporated, Refg Ser 1993 A (Ambac) .................     5.25     07/01/21       9,562,000
 ---------                                                                                                          ------------
    72,000                                                                                                            71,683,510
 ---------                                                                                                          ------------
            Hospital Revenue (10.9%)
     5,000  Mesa Industrial Development Authority, Arizona, Discovery Health
            Ser 1999 A (MBIA) ............................................................     5.875    01/01/16       5,215,350
     2,100  District of Columbia, Children's Hospital Refg Ser 1992 A (FGIC) .............     6.25     07/15/10       2,186,793
     5,000  Sarasota County Public Hospital Board, Florida, Sarasota Memorial Hospital
            Refg Ser 1998 B (MBIA) .......................................................     5.25     07/01/24       4,803,300
     3,000  Indiana Health Facilities Financing Authority, Deaconess Hospital Inc
            Refg Ser 1993 (MBIA) .........................................................     5.75     03/01/15       3,038,670

                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                     COUPON     MATURITY
 THOUSANDS                                                                                      RATE        DATE         VALUE
-----------                                                                                 ------------ ----------  ------------
 $   5,000  Kentucky Economic Development Finance Authority, St Elizabeth Medical
            Center Inc Ser 1993 A (FGIC) ..................................................    6.00 %     12/01/22   $  5,159,550
     3,935  Maine Health & Higher Educational Facilities Authority, Ser 1993 A (FSA) ......    5.50       07/01/23      3,820,609
     5,500  Massachusetts Health & Educational Facilities Authority, Lahey Clinic
            Medical Center Ser B (MBIA) ...................................................    5.625      07/01/15      5,554,505
     5,000  Missouri Health & Educational Facilities Authority, SSM Health Care
            Ser 1998 A (MBIA) .............................................................    5.00       06/01/22      4,665,800
     4,000  Washington County Hospital Authority, Pennsylvania, Washington Hospital
            Ser 1993 (Ambac) ..............................................................    5.625      07/01/23      3,941,720
     4,000  Chattanooga-Hamilton County Hospital Authority, Tennessee, Erlanger
            Medical Center Refg Ser 1993 (FSA) ............................................    5.50       10/01/13      4,047,840
            Amarillo Health Facilities Corporation, Texas,
     3,020  Baptist St Anthony's Hospital Ser 1998 (FSA) ..................................    5.50       01/01/16      3,050,744
     5,075  Baptist St Anthony's Hospital Ser 1998 (FSA) ..................................    5.50       01/01/17      5,096,213
     4,000  Washington Health Care Facilities Authority, Swedish Health Ser 1998
            (Ambac) .......................................................................    5.125      11/15/22      3,698,200
     5,500  Wisconsin Health & Educational Facilities Authority, Sisters of the Sorrowful
            Mother Health Care Ser AA (MBIA) ..............................................    6.25       06/01/20      5,610,715
 ---------                                                                                                           ------------
    60,130                                                                                                             59,890,009
 ---------                                                                                                           ------------
            Industrial Development/Pollution Control Revenue (10.0%)
     7,500  Adams County, Colorado, Public Service Co of Colorado Refg 1993 Ser A
            (MBIA) ........................................................................    5.875      04/01/14      7,672,725
     4,000  St Johns County Industrial Development Authority, Florida, Professional Golf
            Hall of Fame Ser 1996 (MBIA) ..................................................    5.875      09/01/23      4,104,720
     5,000  Hawaii Department of Budget and Finance, Hawaiian Electric Co Ser 1999 C
            (AMT) (Ambac) .................................................................    6.20       11/01/29      5,173,950
    12,000  Indiana Development Finance Authority, PSI Energy Inc Ser 1993 B (AMT)
            (MBIA) ........................................................................    5.75       02/15/28     11,722,680
     4,900  Monroe County, Michigan, Detroit Edison Co Ser CC (AMT) (MBIA) ................    6.55       06/01/24      5,153,281
     5,400  Forsyth, Montana, Puget Sound Power & Light Co Ser 1993 (MBIA) ................    5.875      04/01/20      5,457,078
            Washoe County, Nevada, Sierra Pacific Power Co
     3,000  Ser 1987 (Ambac) ..............................................................    6.30       12/01/14      3,113,010
     5,000  Ser 1987 (AMT) (MBIA) .........................................................    6.65       06/01/17      5,240,100
     3,000  New York State Energy Research & Development Authority, Brooklyn
            Union Gas Co 1991 Ser A & B (AMT) (MBIA) ......................................    6.931++    07/08/26      2,812,500
     4,000  Brazos River Authority, Texas, Texas Utilities Electric Co Ser 1993 A
            (AMT) (Ambac) .................................................................    6.05       04/01/25      4,044,120
 ---------                                                                                                           ------------
    53,800                                                                                                             54,494,164
 ---------                                                                                                           ------------
            Mortgage Revenue - Multi-Family (0.7%)
     4,000  West Virginia Housing Development Fund, Ser A (Ambac) .........................    5.65       11/01/21      3,946,800
 ---------                                                                                                           ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                  COUPON     MATURITY
 THOUSANDS                                                                                   RATE        DATE         VALUE
-----------                                                                              ------------ ----------  ------------
            Mortgage Revenue - Single Family (7.1%)
 $  15,005  Connecticut Housing Finance Authority, 1992 Ser A-2 (AMT)
            (Secondary FSA) ............................................................ 6.05 %       11/15/25    $ 15,121,889
     1,195  Maine Housing Authority, Mortgage Purchase 1990 Ser A-6 (AMT)
            (Secondary MBIA) ........................................................... 6.35         11/15/22       1,197,749
    12,500  New Jersey Housing & Mortgage Finance Agency, Home Buyer 1990 Ser F-3
            (AMT) (MBIA) ............................................................... 5.95         04/01/25      12,584,500
    10,000  Virginia Housing Development Authority, 1992 Ser B (AMT) (Secondary FSA).... 6.30         01/01/27      10,162,000
 ---------                                                                                                        ------------
    38,700                                                                                                          39,066,138
 ---------                                                                                                        ------------
            Public Facilities Revenue (1.8%)
    10,000  Marion County Convention & Recreational Facilities Authority, Indiana,
 ---------
            Excise Tax Refg Ser 1993 A (Ambac) ......................................... 5.50         06/01/21       9,842,200
                                                                                                                  ------------
            Student Loan Revenue (3.3%)
    18,000  Pennsylvania Higher Education Assistance Agency, 1988 Ser D (AMT)
 ---------
            (Ambac) .................................................................... 6.05         01/01/19      18,250,380
                                                                                                                  ------------
            Transportation Facilities Revenue (12.3%)
     5,000  Tucson, Arizona, Street & Highway Jr Lien Refg Ser 1993 (MBIA) ............. 5.50         07/01/12       5,112,950
     9,000  Long Beach California, Harbor Refg Ser 1998 A (AMT) (FGIC) ................. 6.00         05/15/18       9,789,030
     5,000  Chicago, Illinois, Chicago-O'Hare Int'l Airport Second Lien Refg 1993
            Ser A (AMT) (MBIA) ......................................................... 5.60         01/01/18       4,924,850
     4,000  Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA) ............ 5.50         01/01/15       4,118,920
     3,000  Kentucky Turnpike Authority, Econ Dev Road Revitalization Refg Ser 1993
            (Ambac) .................................................................... 5.50         07/01/11       3,066,540
     2,500  Minneapolis-St Paul Metropolitan Airports Commission, Minnesota,
            Ser 1999 A (FGIC) .......................................................... 5.125        01/01/31       2,331,250
     1,250  Clark County, Nevada, Las Vegas-McCarran Int'l Airport, Sub Lien
            Ser 1999 A (MBIA) .......................................................... 6.00         07/01/29       1,298,800
    12,000  Nevada Department of Business & Industry, Las Vegas Monorail, 1st Tier
            Ser 2000 (Ambac) ........................................................... 5.375        01/01/40      11,319,120
     9,000  Pennsylvania Turnpike Commission, Refg Ser O 1992 (FGIC) ................... 5.50         12/01/17       9,025,560
     5,000  South Carolina Transportation Infrastructure Bank, Ser 1999 A (Ambac) ...... 5.50         10/01/16       5,068,400
     4,000  Salt Lake City, Utah, Airport Refg Ser 1993 B (FGIC) ....................... 5.875        12/01/18       4,035,560
     2,000  Richmond Metropolitan Authority, Virginia, Expressway 1992 Ser B (FGIC) .... 6.25         07/15/22       2,062,300
     5,000  Port of Seattle, Washington, Ser B (AMT) (MBIA) ............................ 5.625        02/01/24       4,894,800
 ---------                                                                                                        ------------
    66,750                                                                                                          67,048,080
 ---------                                                                                                        ------------
            Water & Sewer Revenue (16.7%)
     2,000  Honolulu City and County, Hawaii, Wastewater Sr Ser 1998 (FGIC) ............ 4.75         07/01/28       1,712,960
    15,000  Central Lake County Joint Action Water Agency, Illinois, Refg Ser 1993
            (FGIC) ..................................................................... 5.375        05/01/20      14,619,900
    10,000  Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
            Ser 1993 (MBIA) ............................................................ 5.30         05/15/19       9,735,100
     2,470  Detroit, Michigan, Sewage Refg Ser 1993 A (FGIC) ........................... 5.70         07/01/13       2,531,701
     5,000  Grand Rapids, Michigan, Sewer Impr & Refg Ser 1998 A (FGIC) ................ 4.75         01/01/28       4,347,300
     5,000  Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I (FSA) ................... 5.00         01/01/23       4,602,350

                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                    COUPON       MATURITY
 THOUSANDS                                                                                     RATE          DATE         VALUE
-----------                                                                                 ----------  -------------  ------------
 $   4,000  Allegheny County Sanitary Authority, Pennsylvania, Sewer Ser 2000 (MBIA) ......     5.50 %     12/01/24    $  3,952,440
     5,000  Philadelphia, Pennsylvania, Water & Wastewater Ser 1998 (Ambac) ...............     5.25       12/15/14       5,049,450
            Houston, Texas,
    15,000  Water & Sewer 1992 Ser C (MBIA) ...............................................     5.75       12/01/15      15,288,150
    10,000  Water & Sewer Jr Lien Refg Ser 2000 B (FGIC) ..................................     5.25       12/01/30       9,437,800
            Seattle, Washington,
    10,000  Sewer Refg Ser Y (FGIC) .......................................................     5.70       01/01/15      10,121,700
     5,000  Sewer Refg Ser X (FGIC) .......................................................     5.50       01/01/16       5,019,900
     5,000  West Virginia Water Development Authority, Loan Program II Refg Ser A-11
            (FSA) .........................................................................     5.50       11/01/23       4,916,750
 ---------                                                                                                             ------------
    93,470                                                                                                               91,335,501
 ---------                                                                                                             ------------
            Other Revenue (1.1%)
     3,000  Florida Department of Environmental Protection, Preservation 2000
            Ser 1999 A (FGIC) .............................................................     5.25       07/01/13       3,040,650
     3,000  Alexandria Industrial Development Authority, Virginia, Institute for
            Defense Analysis Ser 2000A (Ambac) ............................................     5.90       10/01/30       3,051,720
 ---------                                                                                                             ------------
     6,000                                                                                                                6,092,370
 ---------                                                                                                             ------------
            Refunded (7.3%)
    13,700  Louisiana Public Facilities Authority, Our Lady of the Lake Regional Medical
            Center Ser 1993 D & E (FSA) ...................................................     5.90       05/28/04+     14,440,211
     6,065  Maine Health & Higher Educational Facilities Authority, Ser 1993 A (FSA)
            (ETM) .........................................................................     5.50       07/01/23       5,933,814
     5,000  Allegheny County Hospital Development Authority, Pennsylvania,
            Pittsburgh Mercy Health Ser 1996 (Ambac) (ETM) ................................     5.625      08/15/18       5,060,800
    10,000  Rhode Island Depositors Economic Protection Corporation, Refg 1992 Ser B
            (MBIA) (ETM) ..................................................................     6.00       08/01/17      10,387,300
     4,360  Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993 (MBIA)
            (ETM) .........................................................................     5.375      01/01/25       4,290,109
 ---------                                                                                                             ------------
    39,125                                                                                                               40,112,234
 ---------                                                                                                             ------------
   518,475  TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $510,411,485) ........................                               518,440,126
 ---------                                                                                                             ------------

                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                COUPON       MATURITY
 THOUSANDS                                                                                 RATE          DATE           VALUE
-----------                                                                           -------------- ------------ ---------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (3.0%)
 $   5,000  Massachusetts Municipal Wholesale Electric Company, 1993 Ser A (Ambac)
            (Auction reset 01/02/01) ................................................ 4.63**%          07/01/18    $  5,000,000
    10,000  North Carolina Municipal Power Agency #1, Catawba Ser 1993 (MBIA)
            (Auction reset 01/02/01) ................................................ 4.78**           01/01/20      10,000,000
     1,300  Harris County Health Facilities Development Corporation, Texas, Methodist
 ---------
            Hospital Ser 1994 (Demand 11/01/00) ..................................... 4.60*            12/01/25       1,300,000
                                                                                                                   ------------
    16,300  TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Cost $16,300,000) ..............................      16,300,000
 ---------                                                                                                         ------------
 $ 534,775  TOTAL INVESTMENTS (Cost $526,711,485) (a) ............................................         97.7%    534,740,126
 =========
            OTHER ASSETS IN EXCESS OF LIABILITIES ................................................          2.3      12,772,630
                                                                                                          -----    ------------
            NET ASSETS ...........................................................................        100.0%   $547,512,756
                                                                                                          =====    ============

---------------
AMT    Alternative Minimum Tax.
COPs   Certificates of Participation.
ETM    Escrowed to maturity.
+      Prerefunded to call date shown.
++ Current coupon rate for residual interest bond. This rate resets periodically as the auction rate on the related short-term securities fluctuates.
*      Current coupon of variable rate demand obligation.
**     Current auction rate.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.
       The aggregate gross unrealized appreciation is $10,384,900 and the aggregate gross unrealized depreciation is $2,356,259, resulting in net unrealized appreciation of $8,028,641.


Bond Insurance:
---------------
Ambac  Ambac Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
FSA    Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued




                        GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets

   Alabama ......................       0.7%       Maine ........................       2.0%
   Arizona   ....................       1.9        Massachusetts ................       3.7
   California ...................       3.3        Michigan   ...................       3.7
   Colorado .....................       1.4        Minnesota ....................       0.4
   Connecticut ..................       2.8        Missouri .....................       0.9
   District of Columbia .........       3.0        Montana ......................       1.0
   Florida ......................       2.2        Nevada .......................       6.4
   Hawaii .......................       1.3        New Jersey  ..................       2.3
   Illinois  ....................       6.3        New York .....................       0.5
   Indiana ......................       5.0        North Carolina ...............       3.6
   Kentucky .....................       3.3        Ohio .........................       0.8
   Louisiana  ...................       2.6        Pennsylvania .................       8.3


   Rhode Island .................       2.4%
   South Carolina ...............       4.2
   Tennessee ....................       0.7
   Texas ........................       8.9
   Utah   .......................       0.7
   Virginia  ....................       2.8
   Washington ...................       6.2
   West Virginia ................       1.6
   Wisconsin ....................       2.8
                                       ----
   Total ........................      97.7%
                                       ====

                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

ASSETS:
Investments in securities, at value
   (cost $526,711,485)............................    $534,740,126
Cash .............................................          77,400
Receivable for:
     Interest ....................................      10,051,102
     Investments sold ............................       3,000,000
Prepaid expenses .................................         293,244
                                                      ------------
    TOTAL ASSETS .................................     548,161,872
                                                      ------------
LIABILITIES:
Payable for:
     Dividends to preferred shareholders .........         344,808
     Investment management fee ...................         167,471
     Common shares of beneficial interest
        repurchased ..............................          25,560
Accrued expenses .................................         111,277
                                                      ------------
    TOTAL LIABILITIES ............................         649,116
                                                      ------------
    NET ASSETS ...................................    $547,512,756
                                                      ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
   (1,000,000 shares authorized of
   non-participating $.01 par value, 3,100
   shares outstanding) ...........................    $155,000,000
                                                      ------------
Common shares of beneficial interest
   (unlimited shares authorized of
   $.01 par value, 27,191,713 shares
   outstanding) ..................................     392,059,812
Net unrealized appreciation ......................       8,028,641
Accumulated undistributed net investment
   income ........................................       1,387,035
Accumulated net realized loss ....................      (8,962,732)
                                                      ------------
    NET ASSETS APPLICABLE TO COMMON
    SHAREHOLDERS .................................     392,512,756
                                                      ------------
    TOTAL NET ASSETS .............................    $547,512,756
                                                      ============
NET ASSET VALUE PER COMMON SHARE
($392,512,756 divided by 27,191,713 common
shares outstanding) ..............................          $14.44
                                                            ======




STATEMENT OF OPERATIONS
For the year ended October 31, 2000

NET INVESTMENT INCOME:
INTEREST INCOME ...............................    $30,814,958
                                                   -----------
EXPENSES
Investment management fee .....................      1,895,026
Auction commission fees .......................        507,751
Transfer agent fees and expenses ..............        102,730
Professional fees .............................         91,840
Shareholder reports and notices ...............         61,662
Auction agent fees ............................         41,092
Registration fees .............................         33,181
Trustees' fees and expenses ...................         16,537
Custodian fees ................................         14,911
Other .........................................         45,904
                                                   -----------
    TOTAL EXPENSES ............................      2,810,634
Less: expense offset ..........................        (14,840)
                                                   -----------
    NET EXPENSES ..............................      2,795,794
                                                   -----------
    NET INVESTMENT INCOME .....................     28,019,164
                                                   -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................        954,002
Net change in unrealized depreciation .........     20,377,877
                                                   -----------
    NET GAIN ..................................     21,331,879
                                                   -----------
NET INCREASE ..................................    $49,351,043
                                                   ===========



                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                                  FOR THE YEAR         FOR THE YEAR
                                                                      ENDED               ENDED
                                                                OCTOBER 31, 2000     OCTOBER 31, 1999
                                                               ------------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ......................................     $  28,019,164        $  28,472,222
Net realized gain ..........................................           954,002            1,342,564
Net change in unrealized appreciation/depreciation .........        20,377,877          (51,093,174)
                                                                 -------------        -------------
   NET INCREASE (DECREASE) .................................        49,351,043          (21,278,388)
                                                                 -------------        -------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred ..................................................        (6,116,742)          (5,349,191)
Common .....................................................       (23,811,275)         (23,908,726)
                                                                 -------------        -------------
   TOTAL DIVIDENDS .........................................       (29,928,017)         (29,257,917)
                                                                 -------------        -------------
Decrease from transactions in common shares of
  beneficial interest ......................................       (11,187,324)          (4,993,279)
                                                                 -------------        -------------
   NET INCREASE (DECREASE) .................................         8,235,702          (55,529,584)
NET ASSETS:
Beginning of period ........................................       539,277,054          594,806,638
                                                                 -------------        -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $1,387,035 and $3,295,888, respectively).................     $ 547,512,756        $ 539,277,054
                                                                 =============        =============

                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $60,469,763 and $59,936,642 respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $1,800.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,062. At October 31, 2000, the Trust had an accrued pension liability of $39,720, which is included in accrued expenses in the Statement of Assets and Liabilities.


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.



                         AMOUNT IN                    RESET          RANGE OF
 SERIES     SHARES*     THOUSANDS*       RATE*        DATE       DIVIDEND RATES**
--------   ---------   ------------   ----------   ----------   -----------------
   1           400        $20,000         4.05%    11/06/00     3.00% - 5.30%
   2           900         45,000         4.32     09/10/01     3.85  - 4.32
   3         1,000         50,000         4.45     07/09/01     3.60  - 4.45
   4           400         20,000         3.70     11/06/00     3.30  - 5.30
   5           400         20,000         4.13     11/06/00     3.35  - 5.30

------------
 * As of October 31, 2000.
** For the year ended October 31, 2000.


Subsequent to October 31, 2000 and up through December 4, 2000, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 3.70% to 4.45% in the aggregate amount of $922,980.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                 CAPITAL
                                                                                                                 PAID IN
                                                                                                                EXCESS OF
                                                                                SHARES         PAR VALUE        PAR VALUE
                                                                            --------------   -------------   ---------------
Balance, October 31, 1998 ...............................................     28,433,013       $284,330       $ 407,956,085
Treasury shares purchased and retired (weighted average discount 5.33%)*        (368,900)        (3,689)         (4,989,590)
                                                                              ----------       --------       -------------
Balance, October 31, 1999 ...............................................     28,064,113        280,641         402,966,495
Treasury shares purchased and retired (weighted average discount 7.07%)*        (872,400)        (8,724)        (11,178,600)
                                                                              ----------       --------       -------------
Balance, October 31, 2000 ...............................................     27,191,713       $271,917       $ 391,787,895
                                                                              ==========       ========       =============

------------
 * The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 2000 the Trust utilized approximately $954,000 of its net capital loss carryover. At October 31, 2000, the Trust had a net capital loss carryover of approximately $8,963,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:




       AMOUNT IN THOUSANDS
---------------------------------
    2002         2003       2004
-----------   ---------   -------
$  3,930      $4,412      $621
=========     ======      ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 26, 2000, the Trust declared the following dividends from net investment income:



    AMOUNT           RECORD               PAYABLE
  PER SHARE           DATE                  DATE
------------- -------------------   -------------------
$  0.065      November 3, 2000      November 17, 2000
$  0.065      December 8, 2000      December 22, 2000

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.


9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2000, the Trust held positions in residual interest bonds having a total value of $25,571,250, which represents 4.7% of the Trust's net assets.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:



                                                             FOR THE YEAR ENDED OCTOBER
                                                                         31*
                                                             ---------------------------
                                                                  2000          1999
                                                             ------------- -------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .......................   $ 13.69         $ 15.47
                                                               -------        --------
Income (loss) from investment operations:
 Net investment income .....................................      1.01            1.01
 Net realized and unrealized gain (loss) ...................      0.79           (1.77)
                                                               -------        --------
Total income (loss) from investment operations .............      1.80           (0.76)
                                                               -------        --------
Less dividends from:
 Net investment income .....................................     (0.86)          (0.84)
 Common share equivalent of dividends paid to preferred
  shareholders .............................................     (0.22)          (0.19)
                                                               --------       --------
Total dividends ............................................     (1.08)          (1.03)
                                                               --------       --------
Anti-dilutive effect of acquiring treasury shares ..........      0.03            0.01
                                                               --------       --------
Net asset value, end of period .............................   $ 14.44         $ 13.69
                                                               ========       ========
Market value, end of period ................................   $ 12.813        $ 13.25
                                                               ========       ========
TOTAL RETURN+ ..............................................       3.29 %       (5.17)%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS :
Total expenses .............................................       0.73 %        0.70 %
Net investment income before preferred stock dividends .....       7.27 %        6.71 %
Preferred stock dividends ..................................       1.59 %        1.26 %
Net investment income available to common shareholders .....       5.68 %        5.45 %
SUPPLEMENTAL DATA :
Net assets, end of period, in thousands ....................   $547,513      $539,277
Asset coverage on preferred shares at end of period ........        352%          347 %
Portfolio turnover rate ....................................         11%            5 %



                                                                       FOR THE YEAR ENDED OCTOBER 31*
                                                             --------------------------------------------------
                                                                  1998           1997               1996
                                                             ------------- ---------------- -------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .......................   $ 14.69        $   13.86        $    13.69
                                                               -------        ---------        ----------
Income (loss) from investment operations:
 Net investment income .....................................      1.00             1.00              0.97
 Net realized and unrealized gain (loss) ...................      0.71             0.70             (0.01)
                                                               -------        ---------        -----------
Total income (loss) from investment operations .............      1.71             1.70              0.96
                                                               -------        ---------        -----------
Less dividends from:
 Net investment income .....................................     (0.78)           (0.78)            (0.75)
 Common share equivalent of dividends paid to preferred
  shareholders .............................................     (0.20)           (0.19)            (0.17)
                                                               --------       ---------        -----------
Total dividends ............................................     (0.98)           (0.97)            (0.92)
                                                               --------       ---------        -----------
Anti-dilutive effect of acquiring treasury shares ..........      0.05             0.10              0.13
                                                               --------       ---------        -----------
Net asset value, end of period .............................   $ 15.47        $   14.69        $    13.86
                                                               ========       =========        ===========
Market value, end of period ................................   $14.813        $   13.25        $   11.625
                                                               ========       =========        ===========
TOTAL RETURN+ ..............................................     18.27%           21.21%             7.81%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .............................................      0.69%            0.68%(1)          0.68%(1)
Net investment income before preferred stock dividends .....      6.60%            7.04%             7.06%
Preferred stock dividends ..................................      1.30%            1.31%             1.25%
Net investment income available to common shareholders .....      5.30%            5.73%             5.81%
SUPPLEMENTAL DATA :
Net assets, end of period, in thousands ....................  $594,807        $ 589,728        $  591,016
Asset coverage on preferred shares at end of period ........       383%             380%              381%
Portfolio turnover rate ....................................         7%               2%                1%



-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.


                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Insured Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 8, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Insured Municipal Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 8, 2000
                      2000 FEDERAL TAX NOTICE (unaudited)

      For the year ended October 31, 2000, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
CHANGE IN INDEPENDENT ACCOUNTANTS




On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL INCOME TRUST
REVISED INVESTMENT POLICY

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Insured Municipal Income Trust (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

                                                                  MORGAN STANLEY
                                                                  DEAN WITTER
                                                                  INSURED
                                                                  MUNICIPAL
                                                                  INCOME TRUST




TRUSTEES
---------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
---------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchel M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
---------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center-Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
---------------------------------------------------
Deloitte & Touch LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
---------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


                                                                Annual Report
                                                                October 31, 2000